UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2020

APPLE HOSPITALITY REIT, INC.

(Exact name of registrant as specified in its charter)

Virginia	001-37389	26-1379210
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

814 East Main Street, Richmond, Virginia	23219
(Address of principal executive offices)	(Zip Code)

(804) 344-8121

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares, no par value	APLE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Apple Hospitality REIT, Inc. (which is referred to below as the “Company”) is filing this report in accordance with Item 8.01 and 9.01 of Form 8-K.

Item 8.01. Other Events

Timing of Earnings Release

On May 6, 2020, the Company issued a press release announcing it plans to report financial results for the first quarter of 2020 after the market closes on Monday, May 18, 2020, and host a conference call for investors and interested parties on Tuesday, May 19, 2020, at 10:00 AM ET, to discuss the results.

A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K.

Timing of Form 10-Q

On March 25, 2020, pursuant to Section 36 of the Securities Exchange Act of 1934 (the “Exchange Act”), the U.S. Securities and Exchange Commission issued Order Release No. 34-88465 (the “Order”) granting registrants exemptions to certain provisions of the Exchange Act and the rules thereunder related to certain reporting requirements, including the reporting requirements of Sections 13(a) or 15(d) of the Exchange Act, due to circumstances related to the coronavirus disease (“COVID-19”).

The Company will be relying on the Order to delay the filing of the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 (the “Form 10-Q”) due to circumstances related to COVID-19. The need to address the immediate and evolving impacts of COVID-19 on the Company’s business and operations, including impacts on the operations at each of its hotel properties, has increased the demands on the Company’s employees at a time when “stay at home” orders, including the order currently in place in Virginia, where the Company’s headquarters is located, have impacted normal working patterns. This has slowed the Company’s normal quarterly close and financial reporting processes related to its Form 10-Q, and the Company expects to briefly delay its filing. The Company currently expects to file its Form 10-Q by May 19, 2020, but in any event no later than June 25, 2020 (which is 45 days after the Form 10-Q’s original filing deadline of May 11, 2020).

In addition, in further reliance on the Order, the Company is supplementing the risk factors previously disclosed in “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 (the “2019 Annual Report”) with the following risk factors, which should be read in conjunction with the other risk factors presented in the 2019 Annual Report.

The current widespread outbreak of COVID-19 has significantly adversely impacted and disrupted, and is expected to continue to significantly adversely impact and disrupt, the Company’s business, financial performance and condition, operating results and cash flows, as could any future outbreak of another highly infectious or contagious disease.

Since first being reported in December 2019, COVID-19 has spread globally, including to every state in the United States. On March 11, 2020, the World Health Organization declared COVID-19 a pandemic, and on March 13, 2020, the United States declared a national emergency with respect to COVID-19.

The outbreak of COVID-19 has had a detrimental impact, and another pandemic in the future could similarly impact, regional and global economies and financial markets.  The global, national and local impact of the outbreak has been rapidly evolving and many countries, including the United States, and state and local governments have reacted by instituting a wide variety of measures intended to control its spread, including states of emergency, mandatory quarantines, implementing “stay at home” orders, business closures, border closings, and restricting travel and large gatherings, which has resulted in cancellation of events, including sporting events, conferences and meetings. Many experts predict that the outbreak will trigger a period of material global economic slowdown or a global recession and many experts believe that we are already in a recession.

The effects of the pandemic on the hotel industry are unprecedented. COVID-19 has disrupted the industry and its consequences have dramatically reduced business and leisure travel, which has had a significant adverse impact, and will continue to significantly adversely impact and disrupt the Company’s business, financial performance and condition, operating results and cash flows. Since March 2020, the Company has experienced a significant decline in revenue throughout its portfolio which the Company expects to continue for an extended period of time. Substantially all of the Company’s properties are currently operating at significantly reduced levels and the Company has reduced certain services and amenities. In addition, the Company has temporarily suspended operations at one of its properties due to local government restrictions; however, the Company may need or elect to temporarily suspend operations at additional properties in the future depending on the length and severity of COVID-19 and related effects. If operations at the Company’s hotel properties are suspended, the Company cannot give any assurance as to when they will resume operations at a full or reduced level.

Additional factors that would negatively impact the Company’s ability to successfully operate during or following COVID-19 or another pandemic, or that could otherwise significantly adversely impact and disrupt its business, financial performance and condition, operating results and cash flows, include:

●	sustained negative consumer or business sentiment or continued corporate travel policy restrictions, including beyond the end of COVID-19, which could further adversely impact demand for lodging;
●	an expansion of the number of postponed and cancelled events, including sporting events, conferences and meetings;
●	the Company’s ability to reopen hotels that are temporarily closed in a timely manner, and its ability to attract customers to its hotels when they are able to reopen;
●	a severe disruption or instability in the global financial markets or deterioration in credit and financing conditions;
●

increased costs and potential difficulty accessing supplies to maintain hotels, including hotels that are no longer in operation, and increased sanitation, social distancing and other mitigation measures, such as personal protective equipment at hotels; and

●

increased labor costs to attract employees due to perceived risk of exposure to COVID-19, as well as potential for increased workers’ compensation claims if hotel employees are exposed to COVID-19 through the workplace.

The results of these factors could include:

●

decreased demand resulting in hotel properties not generating revenue sufficient to meet its operating expenses, which may adversely affect the value of the Company’s hotel properties, potentially requiring the Company to recognize significant non-cash impairment charges or other significant unanticipated cash or non-cash costs;

●	the scaling back or delay of a significant amount of planned capital expenditures, including planned renovation projects, which could adversely affect the value of the Company’s properties;
●	a material adverse effect on the Company’s ability to consummate acquisitions and dispositions of hotel properties;
●	continued suspension of the Company’s monthly distributions or a change in the amount or frequency of distributions when the Company resumes paying distributions;
●	increased indebtedness and decreased operating results, which could increase the Company’s risk of default under its loan agreements or other long-term contracts;
●	increased volatility of the Company’s stock price;
●

disruptions in the Company’s supply chains, which may increase costs for essential capital improvements or may impact hotels that are under development and that the Company expects to acquire following completion;

●	declines in regional and local economies, reducing travel to and from the localities;
●	increased risk that the Company could be required to close on the purchase under its existing contracts for newly developed hotels, where the hotel is not legally allowed to open due to temporary regulations resulting from COVID-19 mitigation;
●	increased risk in the Company’s ability to retain and the continued service and availability of personnel, including the Company’s senior leadership team and key field personnel, such as general managers, and the Company’s ability to recruit, attract and retain skilled personnel to the extent its management or personnel are impacted by the outbreak of pandemic or epidemic disease and are not available or allowed to conduct work;
●	disruptions as a result of corporate employees working remotely, including risk of cybersecurity incidents and disruptions to internal control procedures; and
●

difficulty accessing debt and equity capital on attractive terms, or at all, including covenant deferral, under its secured and unsecured indebtedness or capital necessary to fund business operations or to address maturing liabilities.

Moreover, many risk factors set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 should be interpreted as heightened risks as a result of the ongoing and numerous adverse impacts of COVID-19.

The significance, extent and duration of the impacts caused by COVID-19 on the Company’s business, financial condition, operating results and cash flows, remains largely uncertain and dependent on future developments that are highly uncertain and cannot be accurately predicted at this time, such as the continued severity, duration, transmission rate and geographic spread of COVID-19 in the United States, the extent and effectiveness of actions taken to contain the pandemic or mitigate its impact, the timing of and manner in which containment efforts are reduced or lifted, and the response of the overall economy, the financial markets and the population, particularly in areas in which the Company operates, once the current containment measures are reduced or lifted.  As a result, the Company cannot provide an estimate of the overall impact of COVID-19 on its business or when, or if, the Company will be able to resume pre-COVID-19 levels of operations. COVID-19 presents material uncertainty and risk with respect to the Company’s business, financial performance and condition, operating results and cash flows.

The spread of the COVID-19 outbreak has caused severe disruptions in the U.S. and global economy and financial markets and could potentially create widespread business continuity issues of an as yet unknown magnitude and duration.

COVID-19 has caused, and is likely to continue to cause, severe economic, market and other disruptions worldwide. The Company cannot predict whether conditions in the bank lending, capital and other financial markets will continue to deteriorate as a result of the pandemic, or whether the Company’s access to capital and other sources of funding will become constrained, which could adversely affect the availability and terms of future borrowings, renewals or refinancings.

Additionally, a prolonged economic recession, including lower GDP growth, corporate earnings, consumer confidence, employment rates, income levels and personal wealth, could result in significantly below-average lodging demand by both group and transient travelers that continues beyond the lifting of travel and other government restrictions and after COVID-19 has largely subsided. There can also be no guarantee that the demand for lodging, and consumer confidence in travel generally, will recover as quickly as other industries. All of the above factors could materially negatively impact the Company’s business, financial performance and condition, operating results and cash flows.

Forward-Looking Statements

Information set forth herein contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. Forward-looking statements are typically identified by use of statements that include phrases such as “may,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “target,” “goal,” “plan,” “should,” “will,” “predict,” “potential,” “outlook,” “strategy,” and similar expressions that convey the uncertainty of future events or outcomes. Such statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of the Company to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements.

Currently, one of the most significant factors that could cause actual outcomes to differ materially from the Company’s forward-looking statements is the potential increased adverse effect of COVID-19 on the Company’s business, financial performance and condition, operating results and cash flows, the real estate market and the hospitality industry specifically, and the global economy and financial markets. The significance, extent and duration of the impacts caused by the COVID-19 outbreak on the Company will depend on future developments, which are highly uncertain and cannot be predicted with confidence at this time, including the scope, severity and duration of the pandemic, the extent and effectiveness of the actions taken to contain the pandemic or mitigate its impact, and the direct and indirect economic effects of the pandemic and containment measures, among others. Moreover, investors are cautioned to interpret many of the risks identified under the section titled “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 as being heightened as a result of the ongoing and numerous adverse impacts of COVID-19. Such additional factors include, but are not limited to, the ability of the Company to effectively acquire and dispose of properties; the ability of the Company to successfully integrate pending transactions and implement its operating strategy; changes in general political, economic and competitive conditions and specific market conditions; reduced business and leisure travel due to travel-related health concerns, including the widespread outbreak of COVID-19 or any other infectious or contagious diseases in the U.S. or abroad; adverse changes in the real estate and real estate capital markets; financing risks; litigation risks; regulatory proceedings or inquiries; and changes in laws or regulations or interpretations of current laws and regulations that impact the Company’s business, assets or classification as a REIT. Although the Company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore there can be no assurance that such statements included in this Current Report on Form 8-K will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the results or conditions described in such statements or the objectives and plans of the Company will be achieved. In addition, the Company’s qualification as a REIT involves the application of highly technical and complex provisions of the Internal Revenue Code. Readers should carefully review the risk factors described in the Company’s filings with the Securities and Exchange Commission, including but not limited to those discussed in the section titled “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019. Any forward-looking statement that the Company makes speaks only as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to publicly update or revise any forward-looking statements or cautionary factors, as a result of new information, future events, or otherwise, except as required by law.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

99.1  Press Release dated May 6, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apple Hospitality REIT, Inc.

By:	/s/ Justin G. Knight
Justin G. Knight Chief Executive Officer

May 6, 2020